Questions & Answers

SCUDDER DYNAMIC GROWTH FUND

Q&A

Q What is happening?

A Deutsche Asset Management has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Dynamic Growth Fund into Scudder Mid Cap Growth Fund. The funds are managed by the same portfolio management team, have similar investment objectives and seek to achieve their objectives through similar types of investments. Both funds invest in stocks of medium-sized companies, although Scudder Dynamic Growth Fund may invest a larger percentage of its assets in smaller-sized companies.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote “FOR” this proposal.

Q Why has this proposal been made for my fund?

A As discussed in the enclosed Prospectus/Proxy Statement, the combination of the two funds is the consolidation of similar funds that are categorized in the same peer group, compete in the same distribution channels and are managed by the same portfolio management team. The merger is intended to create a more streamlined line-up of Scudder funds, which Deutsche Asset Management believes may help enhance investment performance and increase the efficiency of Deutsche Asset Management’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes, and will not take place unless special tax counsel provides an opinion to that effect. As a

Q&A continued

result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains.

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Mid Cap Growth Fund, which will probably be different from the net asset value per share of Scudder Dynamic Growth Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. Deutsche Asset Management will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about December 20, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q&A continued

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

3

SCUDDER DYNAMIC GROWTH FUND

A Message from the Fund’s Chief Executive Officer

November 3, 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Dynamic Growth Fund (“Dynamic Growth Fund”). While you are, of course, welcome to join us at the Dynamic Growth Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Dynamic Growth Fund into Scudder Mid Cap Growth Fund (“Mid Cap Growth Fund”). In this merger, your shares of Dynamic Growth Fund would, in effect, be exchanged, on a tax-free basis, for shares of Mid Cap Growth Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable Deustche Asset Management to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

In determining to recommend approval of the merger, the Trustees of Dynamic Growth Fund considered the following factors, among others:

•	Deutsche Asset Management’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	Dynamic Growth Fund shareholders will have the opportunity to continue to invest in a substantially larger Fund with similar investment policies;

•	shareholders will have the potential for economies of scale;

•	Deutsche Asset Management’s agreement to pay all costs associated with the merger; and

•	the merger would be a tax-free reorganization for the shareholders.

The investment objective and policies of Dynamic Growth Fund are similar to those of Mid Cap Growth Fund.

If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Mid Cap Growth Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Whether or not you plan to be present at the meeting, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Dynamic Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Dynamic Growth Fund

SCUDDER DYNAMIC GROWTH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting in the event you choose to attend in person.

To the Shareholders of Scudder Dynamic Growth Fund:

A Special Meeting of Shareholders of Scudder Dynamic Growth Fund (“Dynamic Growth Fund”) will be held December 10, 2004 at 9:00 a.m. Eastern time at 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Dynamic Growth Fund to Scudder Mid Cap Growth Fund in exchange for the issuance and delivery of shares of Scudder Mid Cap Growth Fund and the assumption by Scudder Mid Cap Growth Fund of all liabilities of Scudder Dynamic Growth Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder Dynamic Growth Fund in complete termination and liquidation of Scudder Dynamic Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Dynamic Growth Fund at the close of business on September 24, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By order of the Trustees

John Millette

Secretary

November 3, 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER DYNAMIC GROWTH FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 20.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail (in the postage paid envelope provided), vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

Proxy card enclosed.

If you have any questions, please call Georgeson Shareholder, Scudder Dynamic Growth Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

October 27, 2004

Acquisition of the assets of:	By and in exchange for shares of:
Scudder Dynamic Growth Fund a series of Scudder Dynamic Growth Fund	Scudder Mid Cap Growth Fund a series of Scudder Advisor Funds

222 S. Riverside Plaza Chicago, IL 60606 (800) 621-1048	One South Street Baltimore, MD 21202 (800) 621-1048

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Dynamic Growth Fund (“Dynamic Growth Fund”) into Scudder Mid Cap Growth Fund (“Mid Cap Growth Fund”). Dynamic Growth Fund and Mid Cap Growth Fund are referred to in this Prospectus/Proxy Statement collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Dynamic Growth Fund will receive that number of full and fractional shares of the corresponding class of Mid Cap Growth Fund equal in aggregate value as of the date of the merger to the total value of such shareholder’s Dynamic Growth Fund shares.

This Prospectus/Proxy Statement is being mailed on or about November 3, 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Mid Cap Growth Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	Mid Cap Growth Fund’s Class A, B, C and R prospectus and Institutional Class prospectus, each dated February 1, 2004, each as supplemented from time to time, the applicable copy of which is included with this Prospectus/Proxy Statement;

•	Dynamic Growth Fund’s Class A, B and C prospectus dated December 1, 2003, and Institutional Class supplement dated December 1, 2003, as revised on August 13, 2004, each as supplemented from time to time;

•

The audited financial statements and related independent auditors’ report for Dynamic Growth Fund contained in the annual report for the fiscal year ended September 30, 2003 and financial statements contained in the semi-annual report for the semi-annual period ended March 31, 2004, and Mid Cap Growth

Fund’s annual report for the fiscal year ended September 30, 2003 and semi-annual report for the semi-annual period ended March 31, 2004; and

•	the statement of additional information relating to the proposed merger, dated October 27, 2004 (the “Merger SAI”).

The Scudder Mid Cap Fund was renamed the Scudder Mid Cap Growth Fund on August 20, 2004. Accordingly, the prospectus accompanying this Prospectus/Proxy Statement refers to the Scudder Mid Cap Fund.

The updated financial highlights for Mid Cap Growth Fund contained in the semi-annual report for the six-month period ended March 31, 2004 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Shareholders may receive free copies of the Funds’ annual reports, semi-annual reports, either Fund’s Prospectus or statement of additional information and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at the phone number listed above.

Like shares of Dynamic Growth Fund, shares of Mid Cap Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Dynamic Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Mid Cap Growth Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus and statement of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

What	is being proposed?

The Trustees of Scudder Dynamic Growth Fund (the “Trust”), of which Dynamic Growth Fund is the sole series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and attached hereto as Exhibit A), which we refer to as a merger of Dynamic Growth Fund into Mid Cap Growth Fund. If approved by shareholders, all of the assets of Dynamic Growth Fund will be transferred to Mid Cap Growth Fund solely in exchange for the issuance and delivery to Dynamic Growth Fund of shares of Mid Cap Growth Fund (“Merger Shares”) with a value equal to the value of Dynamic Growth Fund’s assets net of liabilities and for the assumption by Mid Cap Growth Fund of all liabilities of Dynamic Growth Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Dynamic Growth Fund will be distributed pro rata to each of its shareholders of record.

Deutsche Asset Management proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. Deutsche Asset Management’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. Deutsche Asset Management’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. Deutsche Asset Management believes this program may help enhance investment performance and increase the efficiency of its operations.

What	will happen to my shares of Dynamic Growth Fund as a result of the merger?

Your shares of Dynamic Growth Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Mid Cap Growth Fund with an equal aggregate net asset value on the date of the merger.

Why	have the Trustees of the Trust recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Dynamic Growth Fund approve the merger:

•	Deutsche Asset Management’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers Dynamic Growth Fund shareholders the opportunity to continue to invest in a substantially larger fund with similar investment policies.

Deutsche Investment Management Americas Inc. (“DeIM”), Dynamic Growth Fund’s investment advisor, has advised the Trustees that Dynamic Growth Fund and Mid Cap Growth Fund have similar investment objectives, policies and strategies. In addition, DeIM has advised the Trustees that both Funds have the same portfolio management team.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which Deutsche Asset Management believes may help enhance investment performance and increase the efficiency of Deutsche Asset Management’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	Deutsche Asset Management’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Dynamic Growth Fund, and (2) the interests of the existing shareholders of Dynamic Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees recommend that shareholders approve the Agreement and Plan of Reorganization effecting the merger.

How do the investment goals, policies and restrictions of the two Funds compare?

As noted and further described under “Investment Strategies and Risk Factors,” the investment objectives, policies and restrictions of the Funds are similar. The investment goal of Dynamic Growth Fund is maximum appreciation on investors’ capital. To pursue its investment goal, under normal market conditions, Dynamic Growth Fund invests at least 65% of its total assets in stocks whose market capitalizations are $8.5 billion or less. Dynamic Growth Fund seeks to invest in small to medium-sized companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The investment goal of Mid Cap Growth Fund is long-term capital growth. To pursue its investment goal, under normal market conditions, Mid Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index ($1.3 to $13.25 billion as of June 30, 2004) or securities with equity characteristics that provide exposure to those companies. Mid Cap Growth Fund invests primarily in equity securities of medium-sized growth-oriented companies.

The most significant difference in the way the Funds are managed is that Mid Cap Growth Fund is required to invest at least 80% of its assets in mid cap companies, while Dynamic Growth Fund may invest in both small and mid cap companies as long as at least 65% of its assets are invested in stocks whose market capitalizations are $8.5 billion or less.

Please also see “Investment Strategies and Risk Factors” below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of March 31, 2004, and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition (March 31, 2004)

Average Market Capitalization (000)
Dynamic Growth Fund	$3,656
Mid Cap Growth Fund	3,515
Mid Cap Growth Fund—Pro Forma Combined[1]	3,555

1	Reflects the blended characteristics of Dynamic Growth Fund and Mid Cap Growth Fund as of March 31, 2004. The portfolio composition and characteristics of the merged fund will change consistent with its stated investment objective and policies.

How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred for the twelve months ended March 31, 2004, and the pro forma expenses of Mid Cap Growth Fund assuming consummation of the merger and a new management fee schedule as of that date. The management fee for Dynamic Growth Fund is performance-based and payable at an annual rate of 0.65% of average daily net assets. The fee is then adjusted upward or downward by a maximum of 0.30% based upon the performance of the Fund’s Class A shares compared with the performance of the S&P 500 Stock Index. The total adjusted fee on an annual basis can range from 0.35% to 0.95% of average daily net assets. The management fee for Mid Cap Growth Fund is 0.65% of average daily net assets currently and, effective upon the consummation of the merger will be 0.65% of average daily net assets for the first $500 million in assets, 0.60% of average daily net assets on the next $1 billion in assets, 0.55% of average daily net assets on the next $10 billion in assets and 0.51% of average daily net assets on assets exceeding $11.5 billion. Mid Cap Growth’s management fee does not include any adjustments based on performance. As a result, if the merger is approved, the resulting management fee will not have a performance fee adjustment.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional Class
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)
Dynamic Growth Fund	5.75%	None	None	None
Mid Cap Growth Fund	5.75%	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Dynamic Growth Fund	None[1]	4.00%	1.00%	None
Mid Cap Growth Fund	None[1]	4.00%	1.00%	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursement	Net Annual Fund Operating Expenses (after waivers)
Dynamic Growth Fund
Class A	0.76%	0.24%	0.38%[3]	1.38%[3]	0.00%[4]	1.38%[4]
Class B	0.76%	0.98%	0.91%[3]	2.65%[3]	0.35%[4]	2.30%[4]
Class C	0.76%	0.99%	0.77%[3]	2.52%[3]	0.20%[4]	2.32%[4]
Institutional Class	0.76%	None	1.49%[3]	2.25%[3]	1.24%[4]	1.01%[4]
Mid Cap Growth Fund
Class A	0.65%	0.25%	0.43%	1.33%	0.08%[5]	1.25%[5]
Class B	0.65%	0.75%	0.68%[2]	2.08%	0.08%[5]	2.00%[5]
Class C	0.65%	0.75%	0.68%[2]	2.08%	0.08%[5]	2.00%[5]
Institutional Class	0.65%	None	0.43%	1.08%	0.08%[5]	1.00%[5]
Mid Cap Growth Fund (Pro forma combined)[6]
Class A	0.63%	0.25%	0.44%	1.32%	0.07%	1.25%[7]
Class B	0.63%	0.75%	0.69%[2]	2.07%	0.07%	2.00%[7]
Class C	0.63%	0.75%	0.69%[2]	2.07%	0.07%	2.00%[7]
Institutional Class	0.63%	None	0.44%	1.07%	0.07%	1.00%[7]

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next 6 months following purchase. Please see the applicable Fund’s Prospectus for more details.
2	Includes a shareholder servicing fee of up to 0.25% for Class B and C shares of Mid Cap Growth Fund.
3	Restated and estimated to reflect the termination of the fixed rate administrative fee.
4	Through September 30, 2005, Dynamic Growth Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain total operating expenses at 1.50% for Class A, Class B and Class C shares and 1.00% for Institutional Class shares, excluding certain expenses such as Rule 12b-1 and/or service fees, extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses. In addition to the caps described above, the investment advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain total operating expenses at 2.304% and 2.322% for the Fund’s Class B and C shares, respectively, for the period commencing October 1, 2004 through the consummation of the merger, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

5	Through January 31, 2005, Mid Cap Growth Fund’s investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.00% for Institutional Class shares.
6	Restated to reflect the management fee schedule for Mid Cap Growth Fund that is effective upon consummation of the merger.
7	Through January 31, 2008, Mid Cap Growth Fund’s investment advisor and administrator have contractually agreed to waive their fees and/or or reimburse expenses so that total operating expenses will not exceed 1.25%, 2.00%, 2.00% and 1.00% for Class A, B, C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management, Inc. (“DeAM”) expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. Based on the costs above, these examples help you compare the costs of investing in the Funds. The examples make certain assumptions. They assume that the expenses above remain the same. They also assume that you invest $10,000 in a Fund, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Dynamic Growth Fund
Class A	$707	$987	$1,287	$2,137
Class B* [1]	$634	$1,091	$1,575	$2,361
Class C* [1]	$335	$766	$1,323	$2,841
Institutional Class [1]	$103	$584	$1,091	$2,488
Class B** [1]	$234	$791	$1,375	$2,361
Class C** [1]	$235	$766	$1,323	$2,841
Mid Cap Growth Fund
Class A [1]	$695	$966	$1,257	$2,083
Class B* [1]	$603	$945	$1,313	$2,041
Class C* [1]	$303	$645	$1,113	$2,409
Institutional Class [1]	$102	$337	$590	$1,315
Class B** [1]	$203	$645	$1,113	$2,041
Class C** [1]	$203	$645	$1,113	$2,409
Mid Cap Growth Fund (Pro forma combined)
Class A [2]	$695	$950	$1,238	$2,057
Class B* [2]	$603	$928	$1,294	$2,015
Class C* [2]	$303	$628	$1,094	$2,383
Institutional Class [2]	$102	$319	$570	$1,288
Class B** [2]	$203	$628	$1,094	$2,015
Class C** [2]	$203	$628	$1,094	$2,383

(1)	Includes one year of capped expenses in each period.
(2)	Includes three years of capped expenses in each period.
*	Assumes you sold your shares at the end of each period.
**	Assumes you kept your shares.

What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Dynamic Growth Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger — Federal Income Tax Consequences” below.

Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

The procedures for purchasing and redeeming Class A, B and C shares and Institutional Class shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of Merger Shares you are receiving and the procedures for surrendering your certificates, if you have any. Otherwise, you will be notified in the next annual report of Dynamic Growth Fund.

Will the number of shares I own change?

The number of shares you own will most likely change, but the total value of the shares of Mid Cap Growth Fund you receive will equal the total value of the shares of Dynamic Growth Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the shares of Dynamic Growth Fund outstanding and entitled to vote.

The Trustees of the Trust believe that the proposed merger is in the best interests of Dynamic Growth Fund. Accordingly, the Trustees recommend that shareholders vote “FOR” approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Dynamic Growth Fund and how do they compare with those of Mid Cap Growth Fund?

Investment Objectives and Strategies.    Dynamic Growth Fund and Mid Cap Growth Fund have similar investment objectives, policies and restrictions. Both Funds are managed by the same portfolio management team. The investment goal of Dynamic Growth Fund is maximum appreciation on investors’ capital. To pursue its investment goal, under normal market conditions, Dynamic Growth Fund invests at least 65% of its total assets in stocks whose market capitalizations are $8.5 billion or less. Dynamic Growth Fund seeks to invest in small to medium-sized companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The investment goal of Mid Cap Growth Fund is long-term capital growth. To pursue its investment goal, under normal market conditions, Mid Cap Growth Fund invests at least 80% of its total assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. Mid Cap Growth Fund invests primarily in equity securities of medium-sized growth-oriented companies.

The Funds have each adopted certain fundamental and non-fundamental investment policies. Each Fund has substantially similar investment policies. Each Fund may invest in foreign securities. Dynamic Growth Fund may invest up to 25% of its total assets in foreign securities, but Mid Cap Growth may only invest up to 20% of its total assets in foreign securities.

The most significant difference in the way the Funds are managed is that Mid Cap Growth Fund is required to invest at least 80% of its assets in mid cap companies, while Dynamic Growth Fund may invest in both small and mid cap companies as long as at least 65% of its assets are invested in stocks whose market capitalizations are $8.5 billion or less.

For a more detailed description of the investment techniques used by the Dynamic Growth Fund and the Mid Cap Growth Fund, please see each Fund’s Prospectus and SAI.

Primary Risks.

Mid Cap Growth Fund

As with any stock mutual fund, you may lose money by investing in Mid Cap Growth Fund. Certain risks associated with an investment in Mid Cap Growth Fund are summarized below. Subject to limited exceptions, the risks of an investment in Mid Cap Growth Fund are substantially similar to the risks of an investment in Dynamic Growth Fund. More detailed descriptions of the risks associated with an investment in Mid Cap Growth Fund can be found in the Fund’s Prospectus and SAI.

The value of your investment in Mid Cap Growth Fund will change with changes in the values of the investments held by Mid Cap Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Mid Cap Growth Fund’s investments as a whole. Mid Cap Growth Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt Mid Cap Growth Fund’s performance, cause you to lose money or cause Mid Cap Growth Fund’s performance to trail that of other investments.

Stock Market Risk.    As with most stock funds, one of the most important factors with Mid Cap Growth Fund is how stock markets perform – in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get an attractive price for them.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Medium-Sized Company Risk.    Medium-sized company stocks tend to experience steeper price fluctuations—down as well as up—than stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company’s shares.

Foreign Securities Risk.    Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates the prices of its securities, you may not receive the full value for your Fund shares when you sell.

Securities Lending Risk.    Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

•	derivatives risk—derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price as interest rate movements.

Dynamic Growth Fund

In addition to stock market risk described above, Dynamic Growth Fund also has as its principal risk factors growth investing risk and industry risk.

Growth Investing Risk.    Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk.    While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect the Fund’s performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

•	foreign securities risk (see above)

•	derivatives risk (see above)

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in Fund performance. The table following the charts compares the Funds’ performance to each other’s and to that of a broad measure of market performance.

The bar charts show how the performance for each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar charts do not reflect sales loads; if they did, total returns would be lower. The table shows how each Fund’s performance compares with a broad-based market index (which, unlike a Fund, does not have any fees or expenses). The performance of the Dynamic Growth Fund is compared to the Russell Mid Cap Growth Index and the performance of the Mid Cap

Growth Fund is compared to the S&P Mid Cap 400 Index and to the Russell Mid Cap Growth Index. The table includes the effects of maximum sales loads. The performance of the Funds and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates.) For Mid Cap Growth Fund, the inception date for Class A, B and C shares was June 28, 2002. The performance figures for Class A, B and C shares before their inception date are based on the historical performance of the fund’s original share class (Investment Class), adjusted to reflect both the higher gross total annual operating expenses and current applicable sales charges of Classes A, B and C. For Dynamic Growth Fund, the inception date for Class B and C shares is May 31, 1994. Performance figures for periods prior to that date are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B and C. The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown in the table.

Calendar Year Total Returns for Class A Shares

Dynamic Growth Fund*

*	On October 15, 2001, the fund changed its name from Scudder Small Capitalization Equity Fund to Scudder Dynamic Growth Fund. At the same time, the fund changed its investment strategy to invest at least 65% of total assets in companies whose market capitalizations are $8.5 billion or less. Previously, the fund invested at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. Consequently, the fund’s performance prior to that date may have been different if the current investment strategy had been in place.

For the periods included in the chart:

Best Quarter: 32.09%; Q4 1999

Worst Quarter: –32.96%, Q3 2001

Mid Cap Growth Fund

For the periods included in the chart:

Best Quarter: 29.95%; Q4 1999

Worst Quarter: –19.58%, Q3 1998

Class A year-to-date performance through September 30, 2004 was -6.75% for Dynamic Growth Fund and -3.52% for Mid Cap Growth Fund.

Average Annual Total Returns (for periods ending 12/31/03)

	1 year	5 years	10 years or since inception*
Dynamic Growth Fund
Class A (Return before Taxes)	35.95%	–7.39%	1.41%
Class A (Return after Taxes on Distributions)	35.95%	–8.57%	–0.74%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	23.37%	–6.11%	0.57%
Class B (Return before Taxes)	40.08%	–7.41%	0.89%
Class C (Return before Taxes)	43.00%	–7.00%	1.12%
Institutional Class	44.96%	–5.78%	1.54%
Index** (Reflects no deductions for fees, expenses or taxes)	42.71%	2.01%	9.40%
Mid Cap Growth Fund
Class A (Return before Taxes)	20.96%	4.16%	9.87%
Class A (Return after Taxes on Distributions)	20.96%	–4.06%	–2.05%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	11.61%	–3.98%	–2.16%
Class B (Return before Taxes)	24.42%	4.26%	9.47%
Class C (Return before Taxes)	27.42%	4.43%	9.47%
Institutional Class (Return before Taxes)***	28.67%	5.66%	10.82%
Index**** (Reflects no deductions for fees, expenses or taxes)	35.62%	9.21%	13.93%
Index** (Reflects no deductions for fees, expenses or taxes)	42.71%	2.01%	9.40%

*	Institutional Class of Dynamic Growth Fund commenced operations on July 3, 1995. Index comparison begins on December 31, 1993. Institutional Class shares are not subject to a sales charge.
**	The Russell Mid Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell Index chosen for their growth orientation. Effective on or about August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as Mid Cap Growth Fund’s benchmark index because the advisor believes that it is more appropriate to measure the fund’s performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund’s investment strategy.
***	As of the close of business on August 31, 2000, Scudder Equity Appreciation Fund—Institutional Class became Scudder Mid Cap Fund—Institutional Class. Scudder Equity Appreciation Fund—Institutional Class was managed by the same investment management team with the same objective, policies and strategies as Scudder Mid Cap Fund. Performance for the period prior to August 31, 2000 reflects the performance of Scudder Equity Appreciation Fund—Institutional Class.
****	The S&P Mid Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized companies.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or call (800) 621-1048 or visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Investment Advisors.    DeAM is the investment advisor for Mid Cap Growth Fund and DeIM is the investment advisor for Dynamic Growth Fund. Each advisor makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each advisor is a part of Deutsche Asset Management and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeAM, DeIM, Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The Funds have the same portfolio management team.

The management fee for Dynamic Growth Fund is performance-based and payable at an annual rate of 0.65% of average daily net assets. The fee is then adjusted upward or downward by a maximum of 0.30% based upon the performance of the Fund’s Class A shares of beneficial interest compared with the performance of the S&P 500 Stock Index. The total adjusted fee on an annual basis can range from 0.35% to 0.95% of average daily net assets. The management fee for Mid Cap Growth Fund is 0.65% of average daily net assets currently and, effective upon the consummation of the merger will be 0.65% of average daily net assets on the first $500 million in assets, 0.60% of average daily net assets on the next $1 billion in assets, 0.55% of average daily net assets on the next $10 billion in assets and 0.51% of average daily net assets on assets exceeding $11.5 billion. Mid Cap Growth Fund’s management fee does not include any adjustments based on performance. If the merger is approved, the resulting management fee will not have a performance fee adjustment.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuing offer of such shares. Mid Cap Growth Fund has adopted distribution plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that are substantially similar to the distribution plans for Class B and C shares, and the service plan for Class A shares of Dynamic Growth Fund.

Pursuant to the Services Agreement with Mid Cap Growth Fund, which is substantially identical to the services agreement for Class B and C shares of Dynamic Growth Fund, SDI receives a shareholder services fee of up to 0.25% per year with respect to the Class B and C shares of Mid Cap Growth Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Mid Cap Growth Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Mid Cap Growth Fund’s 12b-1 and service fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of the Trust are different from those of Scudder Advisor Funds, of which Mid Cap Growth Fund is a series. As described in the Mid Cap Growth Fund’s SAI, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Advisor Funds:

Richard R. Burt

S. Leland Dill

Martin J. Gruber

Joseph R. Hardiman

Richard J. Herring

Graham E. Jones

Rebecca W. Rimel

Philip Saunders, Jr.

William N. Searcy

William N. Shiebler

Robert H. Wadsworth

In addition, certain officers of Dynamic Growth Fund are different from those of Mid Cap Growth Fund.

Service Providers.    State Street Bank and Trust Company (“SSB”) serves as the custodian for both Funds. Scudder Investments Service Company (“SISC”) serves as transfer agent for Mid Cap Growth, and although SSB serves as Dynamic Growth Fund’s transfer agent, SSB has contracted with SISC to perform all of SSB’s duties as transfer agent. The Investment Company Capital Corporation is the administrator for Mid Cap Growth Fund, while SDI serves as the administrator for Dynamic Growth Fund. Dynamic Growth Fund’s Independent Registered Public Accounting Firm is Ernst & Young LLP and Mid Cap Growth Fund’s Independent Registered Public Accounting Firm is PricewaterhouseCoopers LLP.

Fund Accounting Fees.    For Mid Cap Growth Fund, the fund accounting fees are paid by the administrator from the fees collected in the administration fee. For Dynamic Growth Fund, its advisor pays the fund accounting costs from fees collected in the management fee. If the merger is approved, fund accounting fees will continue to be paid by the administrator out of fees collected from the administration fee.

Charter Documents.    Each Fund is a series of a Massachusetts business trust. The main differences between the Fund’s organizational documents with respect to the rights of shareholders contained therein are: (i) the Trust requires 30%, while Scudder Advisor Funds requires a majority of shares entitled to vote, for a quorum; (ii) shareholders of the Trust may remove a trustee by a vote of a majority of the shares entitled to vote, while shareholders of Scudder Advisor Funds need a vote of  2/3 of the shares entitled to vote; and (iii) Trustees of Scudder Advisor Funds may abolish a series when there are no shares outstanding, while a series of the Trust may be abolished by the Trustees of the Trust at any time upon written notice to shareholders or by the vote of a majority of votes entitled to be cast on the matter.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Dynamic Growth Fund are being asked to approve a merger between Dynamic Growth Fund and Mid Cap Growth Fund pursuant to the Agreement, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Dynamic Growth Fund to Mid Cap Growth Fund in exchange for the assumption by Mid Cap Growth Fund of all of the liabilities of Dynamic Growth Fund and for the issuance and delivery to Dynamic Growth Fund of Merger Shares of Mid Cap Growth Fund equal in aggregate value to the net value of the assets transferred to Mid Cap Growth Fund.

After receipt of the Merger Shares, Dynamic Growth Fund will distribute them to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Dynamic Growth Fund, and the legal existence of Dynamic Growth Fund as a series and as a trust will be terminated. Each shareholder of Dynamic Growth Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to the aggregate value of, the shareholder’s Dynamic Growth Fund shares.

Prior to the date of the merger, Dynamic Growth Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Mid Cap Growth Fund and declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of Dynamic Growth Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of October 15, 2004, Dynamic Growth Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Mid Cap Growth Fund.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Dynamic Growth Fund outstanding and entitled to vote.

In the event that the merger does not receive the required shareholder approval, Dynamic Growth Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust may consider such alternatives as may be in the best interests of the Fund’s shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger. Deutsche Asset Management discussed the proposed merger with the Trustees of the Trust at a meeting held on February 13, 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by Deutsche Asset

Management to consolidate its mutual fund lineup. This initiative includes the following major components:

(i)	The merger of selected funds within the Scudder fund family having similar investment objectives and policies;

(ii)	The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size; and

(iii)	The creation of new classes of shares of each fund into which a Scudder fund is merging in order to allow current Scudder fund shareholders to continue holding a class of shares with similar rights, privileges and expense structures as they currently possess.

The Trustees of the Trust who are not “interested persons” of the Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of this program for Dynamic Growth Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel. Following the February 13, 2004 meeting, the Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) met on several occasions to review and discuss this program both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) requested and received substantial additional information and suggested numerous changes to Deutsche Asset Management’s program, many of which were accepted.

Following the conclusion of this process, the Board of Trustees of the Trust, the independent trustees/directors of other funds involved and Deutsche Asset Management reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

On September 24, 2004, the Board of Trustees of the Trust, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Board of Trustees also agreed to recommend that the merger be approved by the Fund’s shareholders. In making this determination, the Board of Trustees examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Dynamic Growth Fund and its shareholders.

In determining to recommend that the shareholders of Dynamic Growth Fund approve the merger, the Board of Trustees considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of Dynamic Growth Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be lower than that of Dynamic Growth Fund currently; (b) the terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests; (c) the compatibility of Dynamic Growth Fund’s and Mid Cap Growth Fund’s investment objectives, policies, restrictions and portfolios; (d) that the service features available to shareholders of each Fund were identical on a class level; (e) the costs to be borne by the combined Fund and DeAM as a result of the merger, and in particular that DeAM would bear all costs of the merger; (f) prospects for the combined Fund to attract additional assets; (g) the tax consequences of the merger on Dynamic Growth Fund and its shareholders and, in particular, that the merger would be a tax-free reorganization; (h) the respective investment performances of the two Funds; (i) that DeAM and Investment Company Capital Corp. have agreed to indemnify the Mid Cap Growth Fund against certain liabilities the Mid Cap Growth Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in the Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by fund management to be remote; and (j) that, in conjunction with the merger, DeIM has agreed to indemnify the Trustees who are not “interested persons” of Dynamic Growth Fund against certain liabilities which such Trustees may incur arising by reason of having served as a Trustee of Dynamic Growth Fund.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Dynamic Growth Fund. The Trustees also considered that the merger would permit the shareholders of Dynamic Growth Fund to continue to pursue similar investment goals in a larger fund.

The Trustees also considered that the Dynamic Growth Fund has a management fee with a performance fee adjustment and that the Mid Cap Growth Fund does not. The Trustees noted that currently the base management fee for the Dynamic Growth Fund is the same as the current management fee for the Mid Cap Growth Fund, but that DeAM had agreed to add break-points to the management fee schedule of the Mid Cap Growth Fund. The Trustees also noted that the combined Fund will have a management fee with the same base as that of the Dynamic Growth Fund but that the management fee rate of the combined Fund will decline as assets of the Fund grow. Accordingly, the Trustees noted that while the Dynamic Growth Fund’s management fee decreased when the Dynamic Growth Fund underperformed the S&P 500 Stock Index, the combined Fund’s management fee will decrease as assets grow. The Trustees considered that the management fee of the combined Fund will generally be the same as that of the Dynamic Growth Fund when the Fund performs in line with the S&P 500 Stock Index. However, assuming the current level of assets of the combined Fund, the management fee of the combined Fund will generally be lower than that of the Dynamic Growth Fund when the Fund outperforms the S&P 500 Stock Index and will generally be higher than that of the Dynamic Growth Fund when the Fund underperforms the S&P 500 Stock Index.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to shareholders.

	6/30/04 Unrealized Gain (Loss)	6/30/04 Unrealized Gain (Loss) as % of 6/30/04 Net Assets	6/30/04 Loss Carryovers	6/30/04 Loss Carryovers as % of 6/30/04 Net Assets	6/30/04 Portfolio Turnover Rate
Dynamic Growth Fund	$35,424,782	14%	$318,660,000	11%	73%
Mid Cap Growth Fund	$112,258,164	17%	$70,496,000	127%	89%

The Dynamic Growth Fund’s capital loss carryovers are larger than the Fund, and the Fund is losing assets, thus making it unlikely that the Fund’s carryovers will be able to be used in their entirety before they expire. To the extent it is prudent from an investment perspective, DeAM intends to realize gains in the Dynamic Growth Fund prior to the merger and apply capital loss carryovers against them for the benefit of current shareholders.

After the merger, the Dynamic Growth Fund’s capital loss carryovers will be available to Mid Cap Growth Fund to offset its capital gains, although the amount of these losses which may offset Mid Cap Growth Fund’s capital gains in any given year may be limited. As a result of this limitation, it is possible that Mid Cap Growth Fund may not be able to use these losses as rapidly as the Dynamic Growth Fund might have, and part or all of these losses may not be usable at all. The ability of Mid Cap Growth Fund or the Dynamic Growth Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of these losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of each Fund respectively. After the merger, however, these benefits will inure to all the shareholders of Mid Cap Growth Fund.

The Board of Trustees considered the possibility that shareholders of the Dynamic Growth Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Board of Trustees concluded that Dynamic Growth Fund’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Board of Trustees of the Trust, including the Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), recommend that shareholders of the Fund approve the Merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Scudder Advisor Funds, on behalf of Mid Cap Growth Fund, will acquire all of the assets of Dynamic Growth Fund solely in exchange for the assumption by Mid Cap Growth Fund of all of the liabilities of Dynamic Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 pm, Eastern time, on December 17, 2004, or such other date and time as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Dynamic Growth Fund will transfer all of its assets to Mid Cap Growth Fund, and in exchange Mid Cap Growth Fund will assume all of the liabilities of Dynamic Growth Fund and deliver to Mid Cap Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Dynamic Growth Fund attributable to shares of beneficial interest of the corresponding class of Dynamic Growth Fund less the value of the liabilities of Dynamic Growth Fund assumed by Mid Cap Growth Fund attributable to shares of beneficial interest of such class of Dynamic Growth Fund. Immediately following the Exchange Date, Dynamic Growth Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by Dynamic Growth Fund, with Merger Shares of each class being distributed to holders of shares of beneficial interest of the corresponding class of Dynamic Growth Fund. This distribution will be accomplished by the establishment of accounts on the share records of Mid Cap Growth Fund in the name of such Dynamic Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and of Scudder Advisor Funds have each determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and Scudder Advisor Funds have each determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date, by mutual consent of Mid Cap Growth Fund and Dynamic Growth Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the merger and related transactions are estimated to be $609,841. All fees and expenses (other than trading costs), including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by Deutsche Asset Management.

Description of the Merger Shares.    Merger Shares will be issued to Dynamic Growth Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Institutional Class shares of beneficial interest of Mid Cap Growth Fund. Each class of Merger Shares has the same characteristics as shares of beneficial interest of the corresponding class of Dynamic Growth Fund. Dynamic Growth Fund shareholders receiving Class A Merger Shares will not pay an initial sales charge on such shares of beneficial interest. Your Merger Shares will be subject to a contingent deferred sales charge and/or redemption fee only to the extent that your Dynamic Growth Fund shares of beneficial interest were so subject. In other words, for those classes of shares of beneficial interest subject to a contingent deferred sales charge, your Merger Shares will be treated as having been purchased on the date you purchased your Dynamic Growth Fund shares of beneficial interest and for the price you originally paid. For purposes of determining any automatic conversion date, the Merger Shares will be treated as having been purchased on the date you originally purchased your Dynamic Growth Fund shares of beneficial interest (so that the conversion date of the shares will be unaffected by the merger). For more information on the characteristics of each class of Merger Shares, please see the Mid Cap Growth Fund Prospectus applicable to your class of shares of beneficial interest, a copy of which is included with the mailing of this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of a Fund. The Scudder Advisor Funds’ Trust’s Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Scudder Advisor Funds’ Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund, and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeAM remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Mid Cap Growth Fund of all of the assets of Dynamic Growth Fund solely in exchange for Merger Shares and the assumption by Mid Cap Growth Fund of all of the liabilities of Dynamic Growth Fund, followed by the distribution by Dynamic Growth Fund to its shareholders of Merger Shares in complete liquidation of Dynamic Growth Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Mid Cap Growth Fund and Dynamic Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Dynamic Growth Fund will not recognize gain or loss upon the transfer of its assets to Mid Cap Growth Fund in exchange for Merger Shares and the assumption of the Dynamic Growth Fund liabilities by Mid Cap Growth Fund, and Dynamic Growth Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Dynamic Growth Fund.

•	Under Section 354 of the Code, shareholders of Dynamic Growth Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Dynamic Growth Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Dynamic Growth Fund will be the same as the aggregate basis of Dynamic Growth Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Dynamic Growth Fund shareholder will include the holding period of Dynamic Growth Fund shares exchanged therefor, provided that the Dynamic Growth Fund shareholder held the Dynamic Growth Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Mid Cap Growth Fund will not recognize gain or loss upon the receipt of assets of Dynamic Growth Fund in exchange for Merger Shares and the assumption by Mid Cap Growth Fund of all of the liabilities of Dynamic Growth Fund.

•	Under Section 362(b) of the Code, the basis of the assets of Dynamic Growth Fund transferred to Mid Cap Growth Fund in the reorganization will be the same in the hands of Mid Cap Growth Fund as the basis of such assets in the hands of Dynamic Growth Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of Dynamic Growth Fund transferred to Mid Cap Growth Fund in the reorganization in the hands of Mid Cap Growth Fund will include the periods during which such assets were held by Dynamic Growth Fund.

The portfolio turnover rate for Mid Cap Growth Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 2003 was 82%. The portfolio turnover rate for Dynamic Growth Fund for the fiscal year ended September 30, 2003 was 134%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Each Fund intends to distribute dividends from its investment company taxable income and net capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of beneficial interest of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Dynamic Growth Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment company taxable income and undistributed net capital gains immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The Trustees of the Trust, including the independent Trustees, recommend approval of the merger.

Capitalization.    The following table shows the capitalization of each Fund as of March 31, 2004, and of the Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date1:

	(Unaudited)
	Scudder Mid Cap Growth Fund	Scudder Dynamic Growth Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A	$251,208,765	$223,858,184	$—	$475,066,949
Class B	9,098,577	32,679,806	—	41,778,383
Class C	7,617,266	10,617,849	—	18,235,115
Class I2	—	240,120	(240,120)	—
Investment Class	43,174,425	—	—	43,174,425
Class R	319,093	—	—	319,093
Institutional Class	358,692,630	—	240,120	358,932,750

Total Net Assets	$670,110,756	$267,395,959	$—	$937,506,715

Shares Outstanding
Class A	19,937,440	68,926,673	(51,160,150)	37,703,963
Class B	731,900	11,775,386	(9,146,279)	3,361,007
Class C	612,778	3,740,624	(2,886,412)	1,466,990
Class I	—	69,730	(69,730)	—
Investment Class	3,425,192	—	—	3,425,192
Class R	25,349	—	—	25,349
Institutional Class	28,202,197	—	18,877	28,221,074
Net Asset Value per Share
Class A	$12.60	$3.25	—	$12.60
Class B	$12.43	$2.78	—	$12.43
Class C	$12.43	$2.84	—	$12.43
Class I	$—	$3.44	—	$—
Investment Class	$12.60	$—	—	$12.60
Class R	$12.59	$—	—	$12.59
Institutional Class	$12.72	$—	—	$12.72

1)	Assumes the merger had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Mid Cap Growth Fund will be received by the shareholders of the Dynamic Growth Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Mid Cap Growth Fund that actually will be received on or after such date.
2)	The “Class I” shares of Dynamic Growth Fund were renamed “Institutional Class” shares on August 13, 2004.

Unaudited pro forma combined financial statements of the Funds as of March 31, 2004, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Mid Cap Growth Fund will be the surviving Fund following the merger and because Mid Cap Growth Fund’s investment objective and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Dynamic Growth Fund to Mid Cap Growth Fund as contemplated by the Agreement.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Dynamic Growth Fund into Mid Cap Growth Fund and the solicitation of proxies by and on behalf of the Trustees of Dynamic Growth Fund for use at the Meeting of Shareholders (the “Meeting”). The Meeting is to be held December 10, 2004, at 9:00 a.m., Eastern time, at 345 Park Avenue, 27th Floor, New York, New York, 10154, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 3, 2004.

As of September 24, 2004, Dynamic Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	63,635,782
Class B	9,848,801
Class C	3,432,983
Institutional Class	52,483

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Photographic identification is required for admission to the Meeting.

Required Vote.    Proxies are being solicited from Dynamic Growth Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Dynamic Growth Fund outstanding and entitled to vote. Proxies from Mid Cap Growth Fund’s shareholders are not being solicited because their approval or consent is not necessary for the merger.

Record Date, Quorum and Method of Tabulation.    Only shareholders of record of Dynamic Growth Fund at the close of business on September 24, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. Each share of beneficial interest is entitled to one vote, with fractional shares voting proportionally.

The holders of at least 30% of the shares of Dynamic Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of Dynamic Growth Fund’s shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Dynamic Growth Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of September 16, 2004, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Dynamic Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of beneficial interest of any class of Dynamic Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Institutional Class	Scudder Trust Company Cust IRA R/O Karen M Kroon 295 Hawthorne St. Glen Ellyn, IL 60137-4000	5%

	Scudder Trust Company Cust IRA R/O Kelly L. Knapp 780 W. End Ave. Apt. 10E New York, NY 10025-5549	7%

	Scudder Trust Company Cust IRA R/O Rebecca A Dorian 10116 N. McGee Ct. Kansas City, MO 64155-1738	13%

	Scudder Trust Company Cust IRA R/O Michael P Dorian 10116 N. McGee Ct. Kansas City, MO 64155-1738	17%

	Scudder Trust Company Cust IRA R/O Randy Watson 932 Redwood Circle Liberty, MO 64068-9206	22%

Class	Shareholder Name and Address	Percentage Owned
	Scudder Trust Company Cust IRA R/O Susan McCrindle Petraca 3041 Candlewood Ct. Flossmorr, IL 60422-1440	29%

To the best of the knowledge of Mid Cap Growth Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of beneficial interest of an class of Mid Cap Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Class A	The Manufacturers Life Insurance Company (USA) 250 Bloor St. East 7th Floor Toronto, Ontario Canada M4W1E5	77%

Class R	Scudder Trust Company FBO Applied Energy Solutions LLC 401(k) Plan Attn: Asset Recon Dept #063163 PO Box Salem, NH 03079-1143	7%

	SRW Contractors Supply Inc. 401K James T Warnat TTEE FBO James T Warnat 22 Wildwood Dr. Newburyport, MA 01950-4517	7%

	All Island Media Inc. 401K Rich Megenedy TTEE FBO All Island Media Inc. 2950 Vets Memorial Hwy Bohemia, NY 11716	7%

	Marion Donnelly Cust FBO Fehr & Peers Assoc. Inc. 401K PSP 3685 Mt Diablo Blvd. Ste. 301 Lafayette, CA 94549-3763	9%

Class	Shareholder Name and Address	Percentage Owned
Institutional Class	State Street Corp. TTEE For Westinghouse Savannah RVR/Bechtel Savannah RIV Inc. Svgs & Invest PL 34 Exchange Pl. Ste. 3064 Jersey City, NJ 07302-3885	16%

	Scudder Trust Company TTEE FBO DB Matched Savings Plan Attn: Asset Recon Dept #063115 PO Box 1757 Salem, NH 03079-1143	39%

	Northern Trust Co. TTEE Cust FBO Nortel Networks Long Term Investment Plan - DV IRA PO Box 92994 Chicago, IL 60675-2994	42%

Investment Class	Scudder Trust Company FBO Photronics P/S & Sav Pl Attn: Asset Recon Dept #062147 PO Box 1757 Salem, NH 03079-1143	8%

	Scudder Trust Co. FBO Flying J Inc. 401K Pl #062893 Attn: Asset Recon PO Box 1757 Salem, NH 03079-1143	9%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Dynamic Growth Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of up to $153,000. As the Meeting date approaches, certain shareholders of Dynamic Growth Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Dynamic Growth Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares of beneficial interest. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Dynamic Growth Fund, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke any previously given proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2004, by and among Scudder Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Mid Cap Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, Scudder Dynamic Growth Fund (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Dynamic Growth Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), the only series of the Acquired Trust, and Deutsche Asset Management, Inc. (“DeAM”), investment adviser to the Acquiring Fund (for purposes of Section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, Maryland 21202. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Institutional Class voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Institutional Class shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2.    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3.    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4.    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8.    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1.    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2.    The net asset value of a Class A, Class B, Class C or Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3.    The number of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4.    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1.    The Closing of the transactions contemplated by this Agreement shall be December 17, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the Acquiring Fund’s offices of One South Street, Baltimore, Maryland 21202, or at such other place and time as the parties may agree.

3.2.    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3.    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4.    State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5.    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6.    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute,

accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1.    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with Generally Accepted Accounting Principles (“GAAP”) consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law,

Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2.    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2.    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3.    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 31, 2005.

5.4.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5.    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6.    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7.    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8.    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9.    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10.    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11.    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12.    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13.    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14.    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15.    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2.    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3.    The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    The Acquiring Trust has been formed and is legally existing as a business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4.    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5.    The Acquiring Fund shall have adopted a new investment management agreement with a fee of 0.65% of average daily net assets for the first $500 million in assets, 0.60% of average daily net assets on the next $1 billion in assets, 0.55% of average daily net assets on the next $10 billion in assets and 0.51% of average daily net assets exceeding $11.5 billion, and entered into an expense cap agreement with DeAM limiting the expenses of the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund to 1.25%, 2.00%, 2.00% and 1.00%, respectively, excluding certain expenses, for the period commencing December 20, 2004 and ending January 31, 2008, in a form satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2.    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3.    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4.    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    The Acquired Trust has been formed and is legally existing as a business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5.    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2.    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) Under Section 361 of the Code the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) Under Section 354 of the Code Acquired Fund Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) Under Section 358 of the Code the aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the aggregate basis of the Acquired Fund shares exchanged therefore; (v) Under Section 1223(1) of the Code the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) Under Section 1032 of the Code the the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) Under Section 362(b) of the Code the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) Under Section 1223(2) of the Code the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1.    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1.    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2.    DeAM or its affiliates will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle Street, Chicago, Illinois 60601, Attention: Cathy G. O’Kelly, Esq., or to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1.    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5.    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER ADVISOR FUNDS on behalf of Scudder Mid Cap Growth Fund

Secretary	By: Its:

Attest:	SCUDDER DYNAMIC GROWTH FUND on behalf of Scudder Dynamic Growth Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Exhibit B

Updated Financial Highlights for Scudder Mid Cap Growth Fund (as contained in the Semiannual Report for the six month period ended March 31, 2004)

Class A

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.46		$9.31	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)		(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.19		2.23	(2.17)

Total from investment operations	1.14		2.15	(2.18)

Net asset value, end of period	$12.60		$11.46	$9.31

Total Return (%)[d]	9.95	**	23.09	(18.97	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251		212	.6
Ratio of expenses before expense reductions (%)	1.32	*	1.34	1.48	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.79	)*	(.74)	(.63	)*
Portfolio turnover rate (%)	97	*	82	120	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Class B

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.35		$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.09)		(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17		2.21	(2.17)

Total from investment operations	1.08		2.06	(2.20)

Net asset value, end of period	$12.43		$11.35	$9.29

Total Return (%)[d]	9.52	**	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		6	.3
Ratio of expenses before expense reductions (%)	2.07	*	2.09	2.22	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.54	)*	(1.49)	(1.38	)*
Portfolio turnover rate (%)	97	*	82	120[e]

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Class C

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.35		$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.09)		(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17		2.22	(2.17)

Total from investment operations	1.08		2.06	(2.20)

Net asset value, end of period	$12.43		$11.35	$9.29

Total Return (%)[d]	9.52	**	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		5	.1
Ratio of expenses before expense reductions (%)	2.07	*	2.09	2.20	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.54	)*	(1.49)	(1.38	)*
Portfolio turnover rate (%)	97	*	82	120[e]

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Investment Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.46		$9.31	$10.66	$17.57	$14.77	$11.38

Income (loss) from investment operations:
Net investment income (loss)	(.05)[b]		(.08)[b]	(.06)[b]	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.19		2.23	(1.29)	(6.41)	6.79	4.99

Total from investment operations	1.14		2.15	(1.35)	(6.44)	6.73	4.92

Less distributions from:
Net realized gains on investment transactions	—		—	—	(.47)	(3.93)	(1.53)

Net asset value, end of period	$12.60		$11.46	$9.31	$10.66	$17.57	$14.77

Total Return (%)[c]	9.95	**	23.09	(12.66)	(37.26)	53.65	47.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43		36	29	36	48	29
Ratio of expenses before expense reductions (%)	1.32	*	1.34	1.39[d]	1.43[d]	1.70[d]	1.88[d]
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25[d]	1.25[d]	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(.79	)*	(.74)	(.55)	(.21)	(.40)	(.58)
Portfolio turnover rate (%)	97	*	82	120[e]	251	146	155

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Class R

	2004[a]		2003[b]
Selected Per Share Data
Net asset value, beginning of period	$11.45		$10.78

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.20		.70

Total from investment operations	1.14		.67

Net asset value, end of period	$12.59		$11.45

Total Return (%)[d]	9.96	**	6.22	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03		.01
Ratio of expenses, before expense reductions (%)	1.58	*	1.59	*
Ratio of expenses, after expense reductions (%)	1.50	*	1.50	*
Ratio of net investment income (loss) (%)	(1.04	)*	(1.12	)*
Portfolio turnover rate (%)	97	*	82

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Institutional Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.55		$9.36	$10.69	$17.57	$18.60

Income (loss) from investment operations:
Net investment income (loss)	(.03)[c]		(.05)[c]	(.04)[c]	.01	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.20		2.24	(1.29)	(6.42)	(1.03)

Total from investment operations	1.17		2.19	(1.33)	(6.41)	(1.03)

Less distributions from:
Net realized gains on investment transactions	—		—	—	(.47)	—

Net asset value, end of period	$12.72		$11.55	$9.36	$10.69	$17.57

Total Return (%)[e]	10.13	**	23.40	(12.44)	(37.15)	55.50	[f]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	359		323	164	231	414
Ratio of expenses before expense reductions (%)	1.07	*	1.09	1.14 [g]	1.18 [g]	1.45	[g]*
Ratio of expenses after expense reductions (%)	1.00	*	1.00	1.00 [g]	1.00 [g]	1.00	[g]*
Ratio of net investment income (loss) (%)	(.54	)*	(.49)	(.30)	.04	(.17	)*
Portfolio turnover rate (%)	97	*	82	120h	251	146

[a]	For the six months ended March 31, 2004 (Unaudited).
[b]	For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
[g]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[h]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder at (888) 288-5518.

FSIII-DG

DGF_14467

PART B

INFORMATION REQUIRED IN THE

STATEMENT OF ADDITIONAL INFORMATION

1

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER ADVISOR FUNDS—SCUDDER

MID CAP GROWTH FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER DYNAMIC GROWTH FUND—SCUDDER DYNAMIC

GROWTH FUND (THE “ACQUIRED FUND”).

Dated: October 27, 2004

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the merger had been consummated on March 31, 2003, unless otherwise indicated.

1.	Statement of Additional Information for the Acquiring Fund, dated February 1, 2004, as amended on August 31, 2004, and as supplemented from time to time.

2.	Statement of Additional Information for the Acquired Fund, dated December 1, 2003, as supplemented from time to time.

3.	Annual Report of the Acquiring Fund for the year ended September 30, 2003.

4.	Semi-Annual Report of the Acquiring Fund for the semi-annual period ended March 31, 2004.

5.	Annual Report of the Acquired Fund for the year ended September 30, 2003.

6.	Semi-Annual Report of the Acquired Fund for the semi-annual period ended March 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October 27, 2004, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in the Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by each Fund’s investment advisor will survive the termination of the investment management agreement between the applicable investment advisor and the Fund.

Pro Forma

Portfolio of Investments

as of March 31, 2004

(Unaudited)

	Dynamic Growth Par/Share Amount	Mid Cap Growth Par/Share Amount	Pro Forma Combined Par/Shares Amount	Dynamic Growth Market Value ($)	Mid Cap Growth Market Value ($)	Pro Forma Combined Market Value ($)
Common Stocks 94.5%
Consumer Discretionary 22.2%
Automobiles 1.5%
Thor Industries, Inc.	147,400	359,800	507,200	3,959,164	9,664,228	13,623,392

Hotels Restaurants & Leisure 5.3%
Alliance Gaming Corp.	171,100	423,900	595,000	5,497,443	13,619,907	19,117,350
GTECH Holdings Corp.	100,300	238,000	338,300	5,931,742	14,075,320	20,007,062
The Cheesecake Factory, Inc.	58,000	166,500	224,500	2,675,540	7,680,645	10,356,185

				14,104,725	35,375,872	49,480,597

Household Durables 6.2%
Harman International Industries, Inc.	99,600	240,500	340,100	7,928,160	19,143,800	27,071,960
Leggett & Platt, Inc.		448,200	448,200		10,626,822	10,626,822
Tempur-Pedic International, Inc.	397,900	894,900	1,292,800	6,223,156	13,996,236	20,219,392

				14,151,316	43,766,858	57,918,174

Media 1.0%
Entercom Communications Corp.	79,800	141,600	221,400	3,612,546	6,410,232	10,022,778

Multiline Retail 1.1%
Tuesday Morning Corp.		301,100	301,100	0	10,375,906	10,375,906

Specialty Retail 4.7%
Advance Auto Parts, Inc.	105,400	250,200	355,600	4,286,618	10,175,634	14,462,252
Chico’s FAS, Inc.	122,300	303,000	425,300	5,674,720	14,059,200	19,733,920
Regis Corp.	61,300	151,900	213,200	2,724,172	6,750,436	9,474,608

				12,685,510	30,985,270	43,670,780

Textiles, Apparel & Luxury Goods 2.4%
Columbia Sportswear Co.	125,400	272,700	398,100	6,952,176	15,118,488	22,070,664

Consumer Staples 2.9%
Beverages 1.3%
Constellation Brands, Inc. “A”	111,100	261,900	373,000	3,566,310	8,406,990	11,973,300

Food Products 1.6%
Dean Foods Co.	123,900	333,450	457,350	4,138,260	11,137,230	15,275,490

Energy 5.3%
Energy Equipment & Services 5.3%
BJ Services Co.	76,300		76,300	3,301,501	15,222,386	18,523,887
Rowan Companies, Inc.	287,300		287,300	6,059,157	11,947,485	18,006,642
Smith International, Inc.		241,800	241,800		12,938,718	12,938,718

	Dynamic Growth Par/Share Amount	Mid Cap Growth Par/Share Amount	Pro Forma Combined Par/Shares Amount	Dynamic Growth Market Value ($)	Mid Cap Growth Market Value ($)	Pro Forma Combined Market Value ($)
				9,360,658	40,108,589	49,469,247

Financials 12.9%
Consumer Finance 1.0%
Providian Financial Corp.	218,800	486,600	705,400	2,866,280	6,374,460	9,240,740

Diversified Financial Services 11.0%
Ameritrade Holding Corp.	392,800		392,800	6,049,120		6,049,120
CapitalSource, Inc.		484,700	484,700		10,881,515	10,881,515
Chicago Mercantile Exchange	42,700	58,100	100,800	4,130,798	5,620,594	9,751,392
Friedman, Billings, Ramsey Group, Inc. “A”		556,600	556,600		15,022,634	15,022,634
Investment Technology Group, Inc.	259,400	309,100	568,500	3,968,820	4,729,230	8,698,050
Investors Financial Services Corp.	163,100	355,000	518,100	6,739,292	14,668,600	21,407,892
Labranche & Co., Inc.	183,800	433,500	617,300	2,060,398	4,859,535	6,919,933
Legg Mason, Inc.		161,200	161,200		14,956,136	14,956,136
The First Marblehead Corp.		309,400	309,400		9,111,830	9,111,830

				22,948,428	79,850,074	102,798,502

Insurance 0.9%
Assurant, Inc.		125,900	125,900		3,166,385	3,166,385
Axis Capital Holdings Ltd.		191,300	191,300		5,652,915	5,652,915

				0	8,819,300	8,819,300

Health Care 10.2%
Biotechnology 6.7%
Genzyme Corp. (General Division)		184,300	184,300		8,669,472	8,669,472
Gilead Sciences, Inc.		184,500	184,500		10,289,565	10,289,565
Invitrogen Corp.	113,700		113,700	8,151,153		8,151,153
Martek Biosciences Corp.	107,200		107,200	6,110,400		6,110,400
MedImmune, Inc.	118,100		118,100	2,725,748		2,725,748
Millennium Pharmaceuticals, Inc.	177,400		177,400	2,998,060		2,998,060
Neurocrine Biosciences, Inc.	77,500		77,500	4,580,250		4,580,250
Protein Design Labs, Inc.		782,300	782,300		18,634,386	18,634,386

				24,565,611	37,593,423	62,159,034

Health Care Equipment & Supplies 0.5%
Kinetic Concepts, Inc.	66,100	40,100	106,200	2,964,585	1,798,485	4,763,070

Health Care Providers & Services 0.7%
Caremark Rx, Inc.	203,300		203,300	6,759,725		6,759,725
Coventry Health Care, Inc.		252,900	252,900		10,705,257	10,705,257

				6,759,725	10,705,257	17,464,982

Pharmaceuticals 2.3%
Barr Laboratories, Inc.		184,350	184,350		8,461,665	8,461,665
Celgene Corp.	154,200		154,200	7,347,630		7,347,630
NPS Pharmaceuticals, Inc.	200,326		200,326	5,719,307		5,719,307

				13,066,937	8,461,665	21,528,602

	Dynamic Growth Par/Share Amount	Mid Cap Growth Par/Share Amount	Pro Forma Combined Par/Shares Amount	Dynamic Growth Market Value ($)	Mid Cap Growth Market Value ($)	Pro Forma Combined Market Value ($)
Industrials 9.7%
Airlines 1.1%
JetBlue Airways Corp.		264,000	264,000		6,676,560	6,676,560
SkyWest, Inc.	187,600		187,600	3,609,424		3,609,424

				3,609,424	6,676,560	10,285,984

Commercial Services & Supplies 7.6%
Corinthian Colleges, Inc.	266,900	664,200	931,100	8,823,714	21,958,452	30,782,166
Hewitt Associates, Inc. “A”		248,000	248,000		7,938,480	7,938,480
ITT Educational Services, Inc.	110,400	279,700	390,100	3,444,480	8,726,640	12,171,120
Stericycle, Inc.	113,600	299,900	413,500	5,436,896	14,353,214	19,790,110

				17,705,090	52,976,786	70,681,876

Road & Rail 1.0%
Swift Transportation Co., Inc.	216,800	323,500	540,300	3,722,456	5,554,495	9,276,951

Information Technology 24.0%
Communications Equipment 3.2%
Adaptec, Inc.	621,900		621,900	5,447,844		5,447,844
Advanced Fibre Communications, Inc.		648,800	648,800		14,293,064	14,293,064
Emulex Corp.	202,400		202,400	4,309,096		4,309,096
Foundry Networks, Inc.	123,300		123,300	2,117,061		2,117,061
QLogic Corp.	113,500		113,500	3,746,635		3,746,635

				15,620,636	14,293,064	29,913,700

Computers & Peripherals 0.4%
Network Appliance, Inc.	198,400		198,400	4,255,680	0	4,255,680

Electronic Equipment & Instruments 5.7%
AVX Corp.		746,300	746,300		12,306,487	12,306,487
Jabil Circuit, Inc.	198,600	335,700	534,300	5,844,798	9,879,651	15,724,449
Tech Data Corp.		412,100	412,100		16,871,374	16,871,374
Vishay Intertechnology, Inc.	376,500		376,500	8,034,510		8,034,510

				13,879,308	39,057,512	52,936,820

IT Consulting & Services 0.9%
Cognizant Technology Solutions Corp.		186,200	186,200	0	8,425,550	8,425,550

Semiconductors & Semiconductor Equipment 8.1%
Applied Micro Circuits Corp.	1,080,700	1,269,100	2,349,800	6,214,025	7,297,325	13,511,350
Fairchild Semiconductor International, Inc.		598,900	598,900		14,391,567	14,391,567
Linear Technology Corp.	139,100		139,100	5,149,482		5,149,482
LTX Corp.		476,800	476,800		7,199,680	7,199,680
Microchip Technology, Inc.	142,500		142,500	3,784,800		3,784,800
National Semiconductor Corp.	100,000		100,000	4,443,000		4,443,000
Teradyne, Inc.	240,400	490,900	731,300	5,728,732	11,698,147	17,426,879
Varian Semiconductor Equipment Associates, Inc.	97,700		97,700	4,103,400		4,103,400
Xilinx, Inc.	150,300		150,300	5,711,400		5,711,400

				35,134,839	40,586,719	75,721,558

	Dynamic Growth Par/Share Amount	Mid Cap Growth Par/Share Amount	Pro Forma Combined Par/Shares Amount	Dynamic Growth Market Value ($)	Mid Cap Growth Market Value($)	Pro Forma Combined Market Value ($)
Software 5.7%
Cognos, Inc.	241,500		241,500	7,500,990		7,500,990
Intuit, Inc.	126,300		126,300	5,668,344		5,668,344
Symantec Corp.		459,200	459,200		21,260,960	21,260,960
TIBCO Software, Inc.		1,276,100	1,276,100		10,425,737	10,425,737
VERITAS Software Corp.		306,500	306,500		8,247,915	8,247,915

				13,169,334	39,934,612	53,103,946

Materials 5.0%
Containers & Packaging 2.8%
Packaging Corp. of America	271,300	893,000	1,164,300	6,120,528	20,146,080	26,266,608

Metals & Mining 2.2%
Peabody Energy Corp.		244,600	244,600		11,376,346	11,376,346
United States Steel Corp.	71,200	163,900	235,100	2,653,624	6,108,553	8,762,177

				2,653,624	17,484,899	20,138,523

Telecommunications Services 1.2%
Wireless Telecommunication Services 1.2%
Nextel Partners, Inc. “A”	285,400	616,700	902,100	3,613,164	7,807,422	11,420,586

Total Common Stocks (Cost $212,049,742, $511,618,694 and $723,668,436, respectively)				265,186,314	617,896,026	883,082,340

Preferred Stocks 50.0%
Information Technology 0.0%
Software 0.0%
fusionOne	690,608		690,608	99,448		99,448
Planetweb, Inc. “E”	413,603		413,603	0	0	0

				99,448	0	99,448

Telecommunication Services 0.0%
Diversified Telecommunication Services 0.0%
Convergent Networks, Inc.	345,565		345,565	44,923	0	44,923

Total Preferred Stocks (Cost $6,000,002, $0 and $6,000,002, respectively)				144,371	0	144,371

Cash Equivalents 5.5%
Scudder Cash Management QP Trust 1.10%	1,665,341	49,552,887	51,218,228	1,665,341	49,552,887	51,218,228

Total Cash Equivalents (Cost $ 1,665,341, $49,552,887 and $51,218,228, respectively)				1,665,341	49,552,887	51,218,228

Total Investment Portfolio (Cost $219,715,085, $561,171,581 and $780,886,666, respectively)				266,996,026	667,448,913	934,444,939

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Scudder Mid Cap Growth Fund and Scudder Dynamic Growth Fund as of March 31, 2004 as adjusted giving effect to the Reorganization discussed herein (1).

	Scudder Mid Cap Growth Fund	Scudder Dynamic Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Net Assets
Class A	$251,208,765	$223,858,184	$		$475,066,949
Class B	9,098,577	32,679,806			41,778,383
Class C	7,617,266	10,617,849			18,235,115
Class I (2)	—	240,120		(240,120)	—
Investment Class	43,174,425	—			43,174,425
Class R	319,093	—			319,093
Institutional Class	358,692,630	—		240,120	358,932,750

Total Net Assets	$670,110,756	$267,395,959		$—	$937,506,715

Shares Outstanding
Class A	19,937,440	68,926,673		(51,160,150)	37,703,963
Class B	731,900	11,775,386		(9,146,279)	3,361,007
Class C	612,778	3,740,624		(2,886,412)	1,466,990
Class I	—	69,730		(69,730)	—
Investment Class	3,425,192	—			3,425,192
Class R	25,349	—			25,349
Institutional Class	28,202,197	—		18,877	28,221,074
Net Asset Value per Share
Class A	$12.60	$3.25			$12.60
Class B	$12.43	$2.78			$12.43
Class C	$12.43	$2.84			$12.43
Class I	$—	$3.44			$—
Investment Class	$12.60	$—			$12.60
Class R	$12.59	$—			$12.59
Institutional Class	$12.72	$—			$12.72

1)	Assumes the Reorganization had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Mid Cap Growth Fund will be received by the shareholders of the Scudder Dynamic Growth Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Mid Cap Growth Fund that actually will be received on or after such date.
2)	The “Class I” shares of Dynamic Growth Fund were renamed “Institutional Class” shares on August 13, 2004.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS

AND LIABILITIES AS OF MARCH 31, 2004 (UNAUDITED)

	Scudder Mid Cap Growth Fund	Scudder Dynamic Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investments, at value	$667,448,913	$266,996,026	$		$934,444,939
Cash	18,496	—			18,496
Other assets less liabilities	2,643,347	399,933		—	3,043,280

Total Net assets	$670,110,756	$267,395,959		$—	$937,506,715

Net Assets
Class A	$251,208,765	$223,858,184	$		$475,066,949
Class B	9,098,577	32,679,806			41,778,383
Class C	7,617,266	10,617,849			18,235,115
Class I (9)	—	240,120		(240,120)	—
Investment Class	43,174,425	—			43,174,425
Class R	319,093	—			319,093
Institutional Class	358,692,630	—		240,120	358,932,750

Total Net Assets	$670,110,756	$267,395,959		$—	$937,506,715

Shares Outstanding
Class A	19,937,440	68,926,673		(51,160,150)	37,703,963
Class B	731,900	11,775,386		(9,146,279)	3,361,007
Class C	612,778	3,740,624		(2,886,412)	1,466,990
Class I (9)	—	69,730		(69,730)	—
Investment Class	3,425,192	—			3,425,192
Class R	25,349	—			25,349
Institutional Class	28,202,197	—		18,877	28,221,074
Net Asset Value per Share
Class A	$12.60	$3.25			$12.60
Class B	$12.43	$2.78			$12.43
Class C	$12.43	$2.84			$12.43
Class I		$3.44
Investment Class	$12.60				$12.60
Class R	$12.59				$12.59
Institutional Class	$12.72				$12.72

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

	Scudder Mid Cap Growth Fund	Scudder Dynamic Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Dividends	$2,179,388	$401,201	$—		$2,580,589
Interest	390,203	112,755	—		502,958

Total Investment Income	2,569,591	513,956	—		3,083,547

Expenses
Management fee	3,744,647	2,043,395	(381,292	)(2)	5,406,750
Administrator service fee	2,420,560	—	1,054,519	(3)	3,475,079
Administrative fee	—	484,367	(484,367	)(4)	—
Services to Shareholders	—	493,249	(493,249	)(5)	—
Custodian Fees	—	6,041	(6,041	)(5)	—
Distribution service fees	639,425	984,290			1,623,715
Auditing	66,782	25,893	(22,554	)(6)	70,121
Legal	17,986	3,891	3,926	(7)	25,803
Trustees’ fees and expenses	14,156	36,056	(10,009	)(7)	40,203
Reports to shareholders	13,101	38,487	53,803	(6)	105,391
Registration fees	66,278	28,372	2,242	(6)	96,892
Other expenses	25,474	6,197			31,671

Total expenses before reductions	7,008,409	4,150,238	(283,022)		10,875,625

Expense reductions	(423,081)	(35,557)	(240,298	)(8)	(698,936)

Expenses, net	6,585,328	4,114,681	(523,320)		10,176,689

Net investment income (loss)	(4,015,737)	(3,600,725)	523,320		(7,093,142)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	51,555,348	30,512,758	—		82,068,106
Net unrealized appreciation (depreciation) during the period on investments	113,180,511	60,943,500	—		174,124,011

Net gain (loss) on investment transactions	164,735,859	91,456,258	—		256,192,117

Net increase in net assets from operations	$160,720,122	$87,855,533	$523,320		$249,098,975

Notes to Pro Forma Combining Financial Statements

(Unaudited)

March 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2004 for Scudder Mid Cap Growth Fund and Scudder Dynamic Growth Fund as adjusted giving effect to the Reorganization as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder Dynamic Growth Fund in exchange for shares of Scudder Mid Cap Growth Fund at net asset value. Following the acquisition, Scudder Mid Cap Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Mid Cap Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the utilization of Mid Cap Growth Fund’s management agreement for the pro-forma combined net assets.

3.	Represents increase in Administrator’s Service Fee due to the increase in net assets resulting from the Reorganization.

4.	Represents a reduction in expense as Mid Cap Growth Fund does not have an Administrative Fee.

5.	Represents decrease in expenses as a result these expenses being covered under the Mid Cap Growth Fund’s Administrator’s Service Fee.

6.	Represents estimated increase in expenses as a result of Mid Cap Growth Fund being responsible for certain expenses formerly covered under the Administrative Fee of Scudder Dynamic Growth Fund.

7.	Represents estimated increase (decrease) in expense resulting from the Reorganization.

8.	Represents increase in expense reductions as a result of the implementation of Mid Cap Growth Fund’s expense limitations.

9.	The “Class I” shares will be exchanged for “Institutional Class” shares upon the completion of the Reorganization.